DFA Investment Dimensions Group Inc.
U.S. Large Cap Equity Portfolio U.S. Small Cap Value Portfolio U.S. Targeted Value Portfolio U.S. Core Equity 1 Portfolio U.S. Core Equity 2 Portfolio U.S. Vector Equity Portfolio	U.S. Small Cap Portfolio U.S. Micro Cap Portfolio U.S. High Relative Profitability Portfolio DFA Real Estate Securities Portfolio U.S. Large Cap Growth Portfolio U.S. Small Cap Growth Portfolio
Dimensional Investment Group Inc.
U.S. Large Company Portfolio

SUPPLEMENT TO THE CURRENTLY EFFECTIVE
PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
Effective August 5, 2026, the disclosure on the cover page of the currently effective Prospectuses and Statements of Additional Information (“SAIs”) of the portfolios listed above, each a series of DFA Investment Dimensions Group Inc. or Dimensional Investment Group Inc, regarding the offering of ETF class shares is replaced with the following. Capitalized terms not otherwise defined in this supplement have the meanings assigned to them in the Prospectuses and SAIs.

The following Portfolios began offering ETF Class shares on the dates listed below:

Portfolio	Commencement of ETF Class Shares Offering
U.S. Micro Cap Portfolio	March 20, 2026
U.S. Small Cap Growth Portfolio	May 6, 2026
U.S. Large Company Portfolio	August 5, 2026

The Fund has registered ETF Class Shares for the U.S. Large Cap Equity Portfolio, U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. High Relative Profitability Portfolio, DFA Real Estate Securities Portfolio, and U.S. Large Cap Growth Portfolio, but they are not offered for sale at this time.

The date of this Supplement is August 5, 2026